UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23258

CPG Vintage Access Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Vintage Access Fund, LLC

Consolidated Financial Statements

Year Ended March 31, 2020

With Report of Independent Registered Public Accounting Firm

CPG Vintage Access Fund, LLC

Table of Contents
For the Year Ended March 31, 2020

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Operations	4
Consolidated Statements of Changes in Net Assets	5
Consolidated Statement of Cash Flows	6
Consolidated Financial Highlights	7
Notes to Consolidated Financial Statements	8-14
Other Information (Unaudited)	15-16
Fund Management (Unaudited)	17-18
Privacy Policy (Unaudited)	19-21

CPG Vintage Access Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2020

The Board of Directors and Unit holders of
CPG Vintage Access Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CPG Vintage Access Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2020, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and the period from November 17, 2017 (commencement of operations) through March 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2020, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and the period from November 17, 2017 (commencement of operations) through March 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the underlying investees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
May 29, 2020

CPG Vintage Access Fund, LLC

Consolidated Schedule of Investments
March 31, 2020

Investment Funds (116.66%)	Geographic Region	Cost	Fair Value
Ares Private Credit Solutions, L.P.(a)	North America	$10,663,017	$9,494,363
Blackstone Tactical Opportunities Fund III, L.P.(a)	North America	6,584,022	5,200,303
Carlyle Structured Credit Fund, L.P.(a)	North America	12,624,264	7,442,539
Cowen Healthcare Investments II, L.P.(a)(b)	North America	3,714,433	3,560,869
GSO Credit Alpha Fund II, L.P.(a)	North America	8,197,913	5,512,451
INVESCO Venture Alpha Fund, L.P.(a)(b)	North America	12,720,932	14,177,576
KKR Health Care Strategic Growth Fund, L.P.(a)(b)	North America	5,113,506	6,493,221
NB Select Opportunities Fund, L.P.(a)(b)	North America	13,334,477	14,958,903
North Haven Expansion Equity, L.P.(a)(b)	North America	8,937,163	8,916,104
North Haven Expansion Equity, L.P. Opportunity Fund(a)(b)	North America	2,493,436	2,693,723
Trilantic Capital Partners VI (North America), L.P.(a)	North America	5,105,496	3,804,536
Warburg Pincus Financial Sector, L.P.(a)(b)	North America	6,732,750	6,987,788
Total Investment Funds		$96,221,409	$89,242,376

Total Investments (116.66%)		$96,221,409	$89,242,376
Liabilities in Excess of Other Assets (-16.66%)			(12,741,731)
Net Assets (100.00%)			$76,500,645

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.

(b)	Non-income producing security.

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2020

Assets
Investments, at fair value (Cost $96,221,409)	$89,242,376
Cash	145,918
Receivable for Investment Funds sold	58,897
Dividend receivable	88,793
Prepaid Directors’ and Officer fees	39,227
Prepaid expenses and other assets	2,626
Total Assets	$89,577,837

Liabilities
Payable for investments purchased, not yet settled	$6,254,241
Line of credit payable	6,000,000
Distribution and Servicing fees payable	313,312
Payable to Adviser	271,538
Professional fees payable	169,745
Interest and commitment fees payable	38,770
Transfer agency fees payable	14,167
Accounting and administration fees payable	13,333
Other liabilities	2,086
Total Liabilities	13,077,192
Net Assets	$76,500,645

Composition of Net Assets
Paid-in capital	$82,885,789
Make-up fee	503,910
Total distributable earnings/(loss)	(6,889,054)
Net Assets	$76,500,645

Units of Beneficial Interest Outstanding (Unlimited Number of Units Authorized):	9,174,683
Net Asset Value per Unit:	$8.34

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2020

Investment Income
Income from Investment Funds	$1,980,825
Investment Income	1,980,825

Expenses
Distribution and Servicing fees	1,253,250
Management fees	1,086,150
Professional fees	359,248
Accounting and administration fees	288,697
Directors’ and Officer fees	144,928
Interest expense	29,707
Transfer agent fees	14,167
Insurance expense	10,942
Commitment fee	9,063
Custody fees	4,544
Other expenses	28,265
Total Expenses	3,228,961

Net Investment Loss	(1,248,136)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) on Investments	3,026,541
Net change in unrealized appreciation/(depreciation) on Investments	(8,752,858)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments	(5,726,317)
Net Decrease in Net Assets Resulting from Operations	$(6,974,453)

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Change in Net Assets Resulting from Operations
Net investment loss	$(1,248,136)	$(1,668,459)
Net realized gain on investments	3,026,541	237,462
Net change in unrealized/(depreciation) on investments	(8,752,858)	2,391,861
Net Change in Net Assets Resulting from Operations	(6,974,453)	960,864

Distributions to Investors:
Distributions to unit holders	(3,218,482)	—
Total distributions	(3,218,482)	—

Change in Net Assets Resulting from Capital Transactions
Capital contributions	10,026,000	45,145,000
Make-up fee	—	55,863
Net Change in Net Assets Resulting from Capital Transactions	10,026,000	45,200,863

Total Net Increase/(Decrease) in Net Assets	(166,935)	46,161,727

Net Assets
Beginning of year	76,667,580	30,505,853
End of year	$76,500,645	$76,667,580

Unit Transactions
Units sold	1,047,545	4,879,840
Net change in units	1,047,545	4,879,840

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund, LLC

Consolidated Statement of Cash Flows
Year Ended March 31, 2020

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(6,974,453)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(3,026,541)
Net change in unrealized depreciation on Investments	8,752,858
Purchases of Investment Funds	(36,708,565)
Capital distributions received from Investment Funds	10,345,804
(Increase)/Decrease in assets:
Prepaid Directors’ and Officer fees	(39,227)
Dividend receivable	(88,793)
Receivable for investment funds sold	(58,897)
Prepaid expenses and other assets	83,978
Increase/(Decrease) in liabilities:
Payable to Adviser	(212,256)
Interest and commitment fees payable	38,770
Professional fees payable	35,063
Transfer agency fees payable	14,167
Accounting and administration fees payable	(50,447)
Other liabilities	774
Net Cash Used in Operating Activities	(27,887,765)

Cash Flows From Financing Activities
Borrowings from Line of Credit	6,000,000
Proceeds from capital contributions	23,363,200
Distributions paid to unit holders	(3,218,482)
Net Cash Provided by Financing Activities	26,144,718

Net change in cash	(1,743,047)
Cash, beginning of year	1,888,965
Cash, end of year	$145,918

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund, LLC

Consolidated Financial Highlights

	For the Year Ended March 31, 2020		For the Year Ended March 31, 2019	Period from November 17, 2017* to March 31, 2018
Per unit operating performance:
Net asset value per unit, beginning of period	$9.43		$9.39	$10.00
Activity from investment operations:(1)
Net investment loss	(0.14	)(2)	(0.01)	(0.32)
Net realized and unrealized gain/(loss)	(0.60)		0.04	(0.43)
Total from investment operations	(0.74)		0.03	(0.75)

Distributions to unit holders
Net realized gains	(0.35)		—	—
Total distributions	(0.35)		—	—

Activity from capital transactions
Proceeds from make-up fees	—		0.01	0.14
Total activity from capital transactions	—		0.01	0.14

Net Asset Value, end of period	$8.34		$9.43	$9.39

Net Assets, end of period (in thousands)	$76,501		$76,668	$30,506

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(3)	(1.54)%		(3.47)%	(11.52	)%(4)
Net investment income/(loss) excluding line of credit related expenses(3)	(1.49)%		(3.47)%	(11.52	)%(4)

Total expenses(3)	3.98%		5.11%	13.34	%(4)
Total expenses excluding line of credit related expenses(3)	3.94%		5.11%	13.34	%(4)
Portfolio turnover	0.00%		0.00%	0.00	%(5)
Total return(6)	(8.30)%		0.43%	(6.06	)%(5)

Line of Credit:
Aggregate principal amount, end of period (000s)	$6,000		N/A	N/A
Average borrowings outstanding during the period (000s)	$3,456	(7)	N/A	N/A
Asset coverage, end of period per $1,000(8)	$13,750		N/A	N/A

*	Commencement of operations

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Based on average shares outstanding during the period.

(3)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(4)	Net investment loss and total expenses have been annualized, except organizational costs which are one time expenses.

(5)	Not annualized.

(6)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns show exclude the effect of applicable sales charges.

(7)	Since first borrowing was made on January 28, 2020.

(8)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the Line of Credit) from the Fund’s total assets and dividing by the principal amount of the Line of Credit and then multiplying by $1,000.

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2020

1.	ORGANIZATION

CPG Vintage Access Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on May 17, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on November 17, 2017. CPG VA Acquisition Fund, LLC (“CPG VA Acquisition Fund”), a wholly owned entity, is consolidated in the Fund’s Financial Statements. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek long-term attractive risk adjusted returns. The Fund will seek to achieve its investment objective principally by making direct investments in a portfolio of institutional private equity, venture, and debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC platform during calendar year 2017 and the first quarter of calendar year 2018. Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The Initial Closing date for subscriptions for units of limited liability company interests (“Units”) was November 17, 2017 (“Initial Closing”). Investors’ funds were held in escrow prior to closing. Subsequent to the Initial Closing, the Fund offered Units at additional closings, which occurred over a period of six months following the Initial Closing (the last closing being referred to as the “Final Closing”). An Investor that participated in a closing that occurred after the Initial Closing was required to pay a “make-up” fee amount to the Fund. Such “make-up” payment was calculated by applying an annualized rate of 8.0% to the percentage of the aggregate commitments by investors to the fund (“Commitments”) previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up fee payments were paid to and retained as assets of the Fund. This amount is presented as a component of net assets on the Consolidated Statement of Assets and Liabilities.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to Investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2020

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to make distributions to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund has adopted a tax year-end of September 30 (“Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 month year ended March 31, 2020, but after the Tax Year ended September 30, 2019, will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2021.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Tax Years 2018 and 2019 remain subject to examination by the U.S. taxing authorities. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2020, the Fund did not incur any interest or penalties.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The March 31, 2020 book cost has been adjusted for book/tax basis differences as of the Fund’s last Tax Year end, September 30, 2019. The cost of investments and the net unrealized appreciation and depreciation on investments as of March 31, 2020 are noted below.

Federal tax cost of investments	$91,513,998
Net unrealized depreciation	(2,271,622)

The Fund had no distributions for the Tax Year ended September 30, 2019. The tax character of distributions will be evaluated once paid after the Tax Year ending September 30, 2020.

As of September 30, 2019, the components of distributable earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	23,911
Unrealized depreciation	(2,271,622	)(a)
Accumulated capital and other losses	1,861,058	(b)
Other differences	—
Total accumulated earnings	$(386,653)

(a)	The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax treatment of partnerships.

(b)	At September 30, 2019, the Fund had a qualified late-year ordinary loss deferral of $1,861,058 which was deemed to arise on October 1, 2019.

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2020

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Permanent book and tax differences resulted in reclassification for the tax year ended September 30, 2019 as follows:

Paid in capital	$(1,927,787)
Total distributable earnings/(loss)	1,927,787

Permanent book and tax differences, primarily attributable to net operating loss, resulted in reclassifications for the tax year ended September 30, 2019. These reclassifications had no effect on net assets.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Investment Transactions: The Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of distribution. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiary, CPG VA Acquisition Fund, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Fund. CPG VA Acquisition Fund is used when the Fund has determined that owning certain investment funds within a domestic limited partnership structure would not be beneficial. As of March 31, 2020 the total value of investment funds held by the subsidiary is $2,756,331, or approximately 3.70% of the Fund’s net assets.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt, as permitted by ASU 2018-13. The impact of the Fund’s adoption was limited to changes to the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and financial statement disclosures regarding timing of liquidating distributions from Investment Funds.

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2020

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient.

The private capital Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2020

3.	PORTFOLIO VALUATION (continued)

The Fund held Investment Funds with a fair value of $89,242,376 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2020. Investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2020, the Fund and CPG VA Acquisition Fund had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund will pay the Adviser a quarterly advisory fee at the annual rate of (i) 0.10% for the first 12 months following the Initial Closing, (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing and (iii) 0.30% thereafter for the remaining life of the Fund (the “Management Fee”). The Management Fee is calculated based on the Fund’s total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund’s net invested capital.

During the year ended March 31, 2020, the Adviser earned $1,086,150 of Management Fee which is included in the Consolidated Statement of Operations, of which $271,538 was payable at March 31, 2020 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the year ended March 31, 2020 was $126,609 which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

During the year ended March 31, 2020, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $18,319 which is included in Directors’ and Officer fees in the Consolidated Statement of Operations

Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION, CUSTODIAN FEES, DISTRIBUTION AND SERVICING FEE

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. Prior to February 24, 2020, UMB Fund Services, Inc. served as administrator to the Fund. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2020, the total administration fees were $288,697 which is included as accounting and administration fees in the Consolidated Statement of Operations, of which $13,333 was payable and is included as accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities at March 31, 2020.

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2020

5.	ADMINISTRATION, CUSTODIAN FEES, DISTRIBUTION AND SERVICING FEE (continued)

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for the provision of distribution services and services to Investors. The Fund pays the Placement Agent a quarterly fee at the annual rate of (i) 0.75% from the Initial Closing until the eight year anniversary of the Final Closing, and (ii) 0.10% thereafter for the remaining life of the Fund. The Distribution and Servicing Fee will be calculated based on the Fund’s total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund’s net invested capital. During the year ended March 31, 2020, the Placement Agent earned $1,253,250 of Distribution and Servicing Fee which is included in the Consolidated Statement of Operations, of which $313,312 was payable at March 31, 2020 and is included in Distribution and Servicing Fee payable on the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENTS

For the year ended March 31, 2020, total capital of $41,810,968 was called by Investment Funds. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Fund as of March 31, 2020.

7.	CAPITAL CALL AND COMMITMENTS

As of March 31, 2020, the Fund had outstanding investment commitments to Investment Funds totaling $72,375,930.

The Fund has total capital committed of $167,100,000 as of March 31, 2020. Since the inception of the Fund on November 17, 2017, $86,892,000 capital has been called comprising 52% of the total capital committed. The Fund currently has unfunded capital commitments of $80,208,000.

8.	LINE OF CREDIT

The Fund may borrow money for investment purposes and to pay expenses in advance of, or in addition to, calling capital. The Fund also may borrow money to manage its cash flow needs associated with calling Investor Commitments, satisfying capital calls, managing distributions to Investors and paying ongoing expenses. The provisions of the 1940 Act provide that the Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

On January 24, 2020, the Fund entered into a $10,000,000 revolving credit facility with Barclays Bank PLC (“Barclays”), which will expire on January 24, 2025, subject to the restrictions and terms of the credit facility (“Line of Credit”). As of March 31, 2020, the Fund has drawn down $6,000,000. For borrowing under this credit facility, the Fund is charged 2.75% (per annum) plus LIBOR (London Interbank Offered Rate). The commitment fee on the daily unused loan balance of the line of credit accrues at 0.75%. For the year ended March 31, 2020, the average annualized interest rate charged and the average outstanding loan payable over the life of the loan, was as follows:

Average Interest Rate	4.55%
Average Outstanding Loan Payable	$3,455,882

9.	INDEMNIFICATION

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

CPG Vintage Access Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2020

10.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2020 have been evaluated through the date the financial statements were issued. There were no events or material transactions through the date the financial statements were issued other than as described below.

Impacts of COVID-19: The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the values of the Fund’s investments and the Fund’s performance during the period March 31, 2020 through May 29, 2020, the date that these financial statements were issued.

CPG Vintage Access Fund, LLC

Other Information (Unaudited)
March 31, 2020

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund will file a complete schedule of its portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s previous Form N-Q filings and its Form N-PORT filings include, a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s Form N-Q and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Agreement of the Fund at a meeting on September 23, 2019. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Agreement. The Directors reviewed materials furnished by the Adviser and discussed with the Adviser information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information as well as a summary financial analysis for the Fund, were also included in the meeting materials and was reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: The Directors reviewed the services that the Adviser provides to the Fund, including generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Directors also discussed the amount of time the Adviser dedicated to the Fund and the type of transactions that are executed on behalf of the Fund. The Directors also considered the Adviser’s investment philosophy and investment process with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of the Adviser’s advisory and other personnel that provide services to the Fund. The Board then considered the administrative services provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in investment, compliance and administrative services continued to be provided to the Fund. Accordingly, the Directors concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and supported approval of the Agreement.

(ii)

Investment performance of the Fund and the Adviser: While the Directors reviewed the performance of the Fund and compared that performance to the performance of its comparative benchmarks, they noted the limitations of such benchmarks given the asset class and accepted Fund management’s conclusion that, because the Fund only recently commenced its investment program, the Fund’s early performance was of limited relevance.

CPG Vintage Access Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2020

(iii)

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund: The Directors then considered the profitability of the Adviser and concluded that the profits to be realized by the Adviser under the Advisory Agreement were within a range the Directors considered not so disproportionately large as to bear no reasonable relationship to the services rendered.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors considered that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized.

(v)

Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the fees paid by the Fund and compared the fees to those being charged to other investment companies that have an objective and strategy similar to that of the Fund and that are managed by a third-party investment adviser (the “Comparable Funds”), as well as to the fees the Adviser charged to manage other funds of private equity funds.

The Directors determined that the fees under the Fund’s Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the fees were appropriate under the circumstances and in light of the factors and the totality of the services provided. The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund.

CPG Vintage Access Fund, LLC

Fund Management (Unaudited)
March 31, 2020

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (75) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	6	None
Kristen M. Leopold (52) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	6	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (69) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	6	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (60) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Co-Founder, Blue Leaf Ventures (consulting) (2018-present); Managing Director, New York Venture Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	6	None

CPG Vintage Access Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2020

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (60) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term -Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	6	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (52) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (54) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term -Indefinite Length -Since 2016	Chief Compliance Officer of Central Park Group, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (64) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since 2018	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (60) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since 2018	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

CPG Vintage Access Fund, LLC

Privacy Policy (Unaudited)

FACTS	What does Central Park Group, LLC and its affiliates (“CPG”) do with your personal information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share includes your social security number and may include other information such as your:
	● Risk tolerance ● Investment experience ● Transaction history	● Income ● Wire transfer instructions
When you are no longer our client, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons why financial companies can share their customers’ personal information, the reasons CPG chooses to share customers’ personal information, and whether you can limit this sharing.

Reasons we can share your personal information	Does CPG share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or provide fund services to you	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For affiliates’ everyday business purposes — to facilitate the servicing of accounts	Yes	No
For affiliates’ everyday business purposes — information about your transaction history or creditworthiness	No	We do not share.
For non-affiliates’ everyday business purposes — such as to perform transaction processing, placement servicing, tax preparation or maintaining investor accounts on behalf of CPG	Yes	No
For non-affiliates to market to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.

Questions?	If you have any questions about this Privacy Notice, call (212) 317-9200 or email operations@centralparkgroup.com.

CPG Vintage Access Fund, LLC

Privacy Policy (Unaudited) (Continued)

Who we are
Who is providing this notice?

This Privacy Notice relates to the following entities:

● Central Park Group, LLC

● Central Park Advisers, LLC

● Central Park Fund Administration, LLC

● Central Park Group Activist Fund, LLC

● Central Park Group AlpInvest Co-Investment Fund VII, LLC

● Central Park Group Carlyle Fund, LLC

● Central Park Group Carlyle Equity Opportunity Fund, LLC

● Central Park Group Carlyle Equity Opportunity Fund II, LLC

● Central Park Group Global Distressed Fund, LLC

● Central Park Group Global Private Equity Fund, LLC

● Central Park Group KKR Americas Fund XII, LLC

● Central Park Group Lighthouse Global Long/Short Fund, LLC

● Central Park Group Manager Alliance Fund, LLC

● Central Park Group Manager Alliance Fund II, LLC

● Central Park Group Real Estate Opportunity Fund, LLC

● Central Park Group Real Estate Special Situations Fund, LLC

● Central Park Group WP Global Growth, LLC

● Central Park Group WP Private Equity XI, LLC

● Central Park Group WP Private Equity XII, LLC

● Central Park Group WP Energy, LLC

● CPG Carlyle Commitments Fund, LLC

● CPG Carlyle Commitments Master Fund, LLC

● CPG Brookfield Opportunistic Real Estate, LLC

● CPG Focused Access Fund, LLC

● CPG Vintage Access Fund, LLC

● CPG Vintage Access Fund II, LLC

● CPG Vintage Access Fund III, LLC

CPG Vintage Access Fund, LLC

Privacy Policy (Unaudited) (Continued)

What we do
How does CPG protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and buildings.

We authorize our employees to access your information only when they need it for their work. We require companies that work for us to protect your information.

How does CPG collect my personal information?	We collect this information from you through various means, such as when you:
	● Subscribe to purchase units in a fund ● Complete an investor application/subscription agreement ● Give us your contact information	● Deposit money ● Make a wire transfer
We also may collect your personal information from other forms, written and electronic correspondence and transaction history.
Why can’t I limit all sharing?

We note that the Federal privacy laws only give you the right to limit:

● Sharing for affiliates’ everyday business purposes—information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for non-affiliates to market to you

We do not engage in these types of information sharing.

Definitions
Affiliates

Our affiliates are companies or funds related to us by common ownership or control and can include both financial and nonfinancial companies.

● For example, our affiliates include entities under common control with Central Park Group, LLC and funds where Central Park Group or a related entity acts as a managing member or adviser.

Non-affiliates

Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

● Central Park Group does not share your information with non- affiliates to market to you.

Joint marketing	Joint marketing arrangements are formal agreements between non- affiliated financial companies that together market financial products or services to you.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $87,800 for 2019 and $101,312 for 2020.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscals year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $92,500 for 2019 and $92,500 for 2020.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $92,500 for 2019 and $0 for 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2020.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
4	$1,227 million	1	$42 million	0	N/A

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
4	$1,227 million	1	$42 million	0	N/A

[1]	None of the accounts charges any performance-based advisory fees.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregory Brousseau	$10,001-$50,000
Mitchell A. Tanzman	$100,001-$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Vintage Access Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2020

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 9, 2020

*	Print the name and title of each signing officer under his or her signature.